UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     April 19, 2007
                                                     --------------

                              Cytec Industries Inc.
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-12372                 22-3268660
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

         Five Garret Mountain Plaza
         West Paterson, NJ                                          07424
         ----------------------------------------------------------------
         (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (973) 357-3100
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02

On April 19, 2007, we issued a press release announcing our financial results for the first quarter ended March 31, 2007. A copy of our press release is furnished as Exhibit 99.1 hereto.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Cytec Industries Inc.
                                             ---------------------
                                             (Registrant)

Date: April 19, 2007                         /s/ James P. Cronin
      --------------                         -------------------
                                             James P. Cronin
                                             Executive Vice President


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                                  Exhibit Index


Exhibit Number                                       Description
--------------                                       -----------

99.1                                                 Press Release dated
                                                     April 19, 2007